                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                        Date of Report: August 22, 2000


                            COLORADO MEDTECH, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


         Colorado                    000-12471               84-0731006
    ------------------            ----------------       --------------------
(State or other jurisdiction      (Commission File        I.R.S. Employer
     of incorporation)                Number)             Identification No.)


                              6175 Longbow Drive
                            Boulder, Colorado 80301
                            -----------------------
         (Address, including zip code, of principal executive offices)


                                (303) 530-2660
                                --------------
                        (Registrant's telephone number,
                             including area code)

Item 5.  Other Events.

     Colorado MEDtech, Inc. issued a press release regarding financial results for its fourth quarter and fiscal year ended June 30, 2000, management changes and stock repurchase program. The text of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statement and Exhibits.

     (c)   Exhibits.

     No.   Description
     ---   -----------

     99.1  Press release dated August 22, 2000

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 22nd day of August, 2000.


                                      COLORADO MEDTECH, INC.


                                      By:/s/Stephen K. Onody
                                         -------------------
                                            Stephen K. Onody
                                            Chief Executive Officer



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